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                                  Press Release
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FOR IMMEDIATE RELEASE                            CONTACT:
CompX International Inc.                         Joseph S. Compofelice
16825 Northchase Drive, Suite 1200               Chairman, President & CEO
Houston, TX 77060                                Tel. 281-423-3303



                COMPX 1999 THIRD QUARTER EARNINGS CONFERENCE CALL

     HOUSTON, TEXAS . . . October 14, 1999 . . . CompX International Inc. (NYSE:
CIX) will host a conference call for the investment community to discuss its third quarter earnings report on Monday, October 18, 1999 at 9:00 a.m. EDT. Mr. Joseph S. Compofelice, Chairman of the Board, President and Chief Executive Officer, will host the call.

     Participants can access the call by dialing  1.800.553.0272  (domestic) and
612.288.0329 (international) and request the operator to connect you to the CompX International Inc. third quarter earnings call.

     CompX is a leading manufacturer of ergonomic computer support systems, precision ball bearing slides and locking systems.

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